UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Courtesy voice message left on telephone answering machine

This is a courtesy call to inform you that proxy materials for the upcoming Annual Meeting of IBM Stockholders are being mailed.  Your vote is important to us, so please be on the lookout for this package and we ask that you give these proxy materials your prompt attention.  You should have your materials by April 10th.

Reminder notice enclosed in Investor Services Plan statement mailing

IBM

Your annual report and related proxy materials are being mailed under separate cover and you should receive the package by April 10th.  Please check your mail for this important information and vote your proxy promptly when you receive your package.  In addition to the option to mail back your voting card using a postage-paid return envelope, there are convenient vote-by-telephone and vote-by-Internet alternatives.

If you have not received your mailing by April 10th, you can request a replacement from Computershare.  Telephone and e-mail contact information for Computershare is printed on the front of the enclosed account statement.  If you request a replacement, please reference your account number which is also printed on the front of the statement (the account number starts with the letter C).

If you have already received and voted your IBM proxy, there is no need to request another proxy package from Computershare.

E-mail to consenting stockholders who elected to receive proxy materials electronically

International Business Machines Corporation

Annual Meeting of Stockholders

Meeting Date/Time: Tuesday, April 29, 2008, at 10 a.m.

Ballroom of the Charlotte Convention Center

501 South College Street

Charlotte, North Carolina

To: <Shareholder Registration>

Dear IBM Stockholder:

Thank you for consenting to receive your Annual Meeting materials online. You may now view and/or print a copy of the Annual Meeting Material using the following Internet address:

http://www.ibm.com/investor/material

In addition to receiving your Annual Meeting material, you will also be able to vote your proxy online at the same Internet site. However, to vote your shares, you will need to enter the special Holder Account Number and Proxy Access Number found in the blue shaded area on your proxy card. Your proxy card is being mailed to the address maintained for your stockholder account. If you have not received your proxy card by April 1, 2008, please request a replacement by sending an e-mail to ibm@computershare.com or by calling (888)IBM—6700. Stockholders residing outside of the United States, Canada and Puerto Rico should call (781)575-2727.

Remember, your vote counts!